SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 6, 1999
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                  CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


   Delaware                     0-19363                           13-3221852
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(State or Other               (Commission                       (IRS Employer
Jurisdiction of               File Number)                   Identification No.)
Incorporation)


110 East 59th Street, New York, New York                              10022
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's Telephone Number, including area code (212) 906-8480
                                                   --------------


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     On January 6, 1999, Cellular Communications International, Inc. (the "Company") announced that approximately Euro 234,000,000 of Notes (representing approximately 99% of the outstanding Notes) had been tendered as of 12:00 midnight, New York City time, on January 5, 1999 in connection with its previously announced tender offer and consent solicitation for its Euro 235,000,000 9-1/2% Senior Discount Notes Due 2005.

     Having received the requisite consents from holders of Notes, CCIL has entered into a Supplemental Indenture that provides that the amendments to the Indenture relating to the Notes described in the Offer to Purchase and Consent Solicitation Statement dated December 18, 1998 will become operative only upon, and simultaneously with, the satisfaction of all of the conditions to the acceptance of validly tendered Notes and the acceptance thereof for payment.

     The tender offer and consent solicitation (including, but not limited to, the payment of the purchase price for the Notes and the consent fees) is conditioned upon, among other things, the consummation of the concurrent tender offer by Kensington Acquisition Sub, Inc., a wholly owned subsidiary of Mannesmann AG and Olivetti, S.p.A., to acquire at least a majority of the outstanding shares of common stock of CCIL (calculated on a fully-diluted basis) upon the terms and subject to the conditions set forth in the related equity tender offer documents. Other terms and conditions of the tender offer and consent solicitation with respect to the Notes are set forth in the Offer to Purchase and Consent Solicitation Statement.

     A copy of the Supplemental Indenture and of the press release issued by the Company announcing the above are attached hereto as exhibits and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         Exhibits

         4        First Supplemental Indenture, dated January 6, 1999

         99       Press Release issued January 6, 1999

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
                                                  (Registrant)


                                    By: \s\ Richard J. Lubasch
                                    -------------------------------------------
                                    Name:  Richard J. Lubasch
                                    Title: Senior Vice President, Treasurer,
                                             Secretary and General Counsel


Dated: January 7, 1999

                                  EXHIBIT INDEX



Exhibit                                                                    Page


  4        First Supplemental Indenture, dated January 6, 1999

  99       Press Release issued January 6, 1999